UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

_____________________

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3851 West Hamlin Road

Rochester Hills, Michigan 48309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	INFU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2021, InfuSystem Holdings, Inc. (the “Company”) announced that Carrie Lachance has been promoted to President, effective March 1, 2021. In connection with Ms. Lachance’s appointment as President, the Company granted 50,000 service-based Restricted Stock Units (“RSUs”) to Ms. Lachance, which will vest three years from the date of grant. The RSU grant was made on March 1, 2021 and the terms of the award are subject to the Restricted Stock Unit Agreement entered into by the Company and Ms. Lachance on the same date.

The foregoing description of the Restricted Stock Unit Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by the terms of the Restricted Stock Unit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01.         Regulation FD.

On March 2, 2021, the Company issued a press release announcing the foregoing matter. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.      Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
10.1	Restricted Stock Unit Agreement (Service-Based), dated March 1, 2021, between the Company and Carrie Lachance
99.1	Press Release of InfuSystem Holdings, Inc. dated March 2, 2021

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

	By:	/s/ Richard A. DiIorio
Dated: March 2, 2021		Richard A. DiIorio Chief Executive Officer